SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           FORM 8-K

                   CURRENT REPORT PURSUANT TO
                   SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                      February 10, 2000
        Date of report (Date of earliest event reported)


             PROGRESSIVE TELECOMMUNICATIONS CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


                            NEVADA
         (State or Other Jurisdiction of Incorporation)


       	0-15413
                                   					  95-3480640
(Commission File Number)        (IRS Employer Identification No.)


601 Cleveland Street, Suite 930, Clearwater, Florida           33755
(Address of Principal Executive Offices)                     (Zip Code)


                            (727) 466-9898
          (Registrant's Telephone Number, Including Area Code)


                                   N/A
     (Former Name or Former Address, if Changed Since Last Report)



FORM 8-K

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By letter dated February 10, 2000, Progressive Telecommunications Corporation (the "Company") received notice from its independent accountant, Meeks, Dorman & Company, P.A. (the "Former Accountant") that the client-auditor relationship between the Company and the Accountant has ceased. During the Company's two most recent fiscal years and any subsequent interim period preceding such resignation, the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a qualified report dated December 3, 1999 on the financial statements of the Company as of and for the years ended September 30, 1999 and August 31, 1998. The report noted that because the Company has experienced significant losses and has negative working capital, the Company might need to raise substantial capital in order to implement its business plan which raised substantial doubt about the Company's ability to continue as a going concern. Other than the Company's ability to continue as a going concern, the report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle.

The Company has not yet engaged a new independent accounting firm.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

16.1 Letter, dated February 10, 2000, from Meeks, Dorman & Company, P.A. to the Registrant regarding resignation of certifying accountant.

16.2 Letter, dated February 10, 2000, from Meeks, Dorman & Company, P.A. regarding agreement with Item 4.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				                                 PROGRESSIVE TELECOMMUNICATIONS
                                     						   CORPORATION

Date: February 15, 2000                 By:/s/ Barry L. Shevlin
                                              Barry L. Shevlin




LETTER FROM MEEKS, DORMAN & COMPANY, P.A.



EXHIBIT 16.1




February 10, 2000



Mr. Barry L. Shevlin
Progressive Telecommunications Corporation
601 Cleveland Street, Suite 930
Clearwater, FL  33755

Dear Mr. Shevlin:

This is to confirm that the client-auditor relationship between Progressive Telecommunications Corporation (Commission File Number 0-15413) and Meeks, Dorman & Company, P.A. has ceased.

Sincerely,


/s/  Meeks, Dorman & Company, P.A.
    Meeks, Dorman & Company, P.A.

cc: Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      Mail Stop 11-3
      450 Fifth Street, N.W.
      Washington, DC 20549





LETTER FROM MEEKS, DORMAN & COMPANY, P.A.


                                                                    EXHIBIT 16.2



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Progressive Telecommunications Corporation and on December 3, 1999 we reported on the financial statements of Progressive Telecommunications Corporation as of and for the year ended September 30, 1999. On February 10, 2000, we resigned as independent accountants of Progressive Telecommunications Corporation. We have read Progressive Telecommunications Corporation's statements included under Item 4 of its Form 8-K for February 10, 2000, and we agree with such statements.


/s/  Meeks, Dorman & Company, P.A.

Longwood, Florida
February 10, 2000




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